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                                                                  EXHIBIT 3.B(2)


                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
of AIM Distributors, Inc. and
Planholders of Summit Investors Plans

We consent to the use of our report on Summit Investors Plans dated February 19, 1999, included herein.


                                                /s/ KPMG LLP
                                                ----------------------
                                                    KPMG LLP


Houston, Texas
February 23, 1999